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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 19, 2005

Date of Report

(Date of earliest event reported)

RS GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in this charter)

FLORIDA	0-50046	65-1082128
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 YORKLAND BLVD., SUITE 200, TORONTO, ONTARIO, CANADA M2J 5C1

(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (416)391-4223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants.

(i)

On January 19, 2005, Samuel Klein and Company, which had been our independent accountants since August 2003, terminated its auditor relationship with us and resigned as our independent auditor based on the decision of Samuel Klein and Company to cease the SEC portion of its practice.

(ii)

Our Form 8-K filed on January 25, 2005 incorrectly stated that Samuel Klein and Company reported on our financial statements for the fiscal year ended December 31, 2004.

(iii)

We furnish herewith a letter by Samuel Klein and Company dated February 7, 2005, addressed to the Securities and Exchange Commission, stating that Samuel Klein and Company agrees with the statements set forth in our Form 8-K filed on January 25, 2005, with the exception of the statement that Samuel Klein and Company reported on our financial statements for the fiscal year ended December 31, 2004.

(iv)

We hereby amend the previously furnished Form 8-K and submit a copy of the letter of Samuel Klein & Company to the Securities and Exchange Commission, dated January 25, 2005.

Item 9.01

(Financial Statements and Exhibits).

(c)    Exhibits

Exhibit No.

Description

99

Letter of Samuel Klein & Company to the SEC dated January 25, 2005.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RS GROUP OF COMPANIES, INC.

By:	/s/ DAVID SANDERSON
David Sanderson, Chief Financial Officer

Date: February 9, 2005